                                                                      EXHIBIT 16

INVESTMENT PERFORMANCE -- EV CLASSIC FLORIDA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/29/92      $1,224.99      $1,224.99      22.50%      4.28%         22.50%      4.28%

1 YEAR ENDED
03/31/97          03/31/96      $1,018.76      $1,008.95      1.88%       1.88%         0.90%       0.90%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

          EV CLASSIC FLORIDA LIMITED MATURITY MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:         $25,662
 Plus                       Dividend Income Earned:
 Equal                                Gross Income:         $25,662

 Minus                                    Expenses:          $8,011
                                                            -------
 Equal                       Net Investment Income:         $17,651

 Divided by             Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         613,642
                                                            -------
 Equal      Net Investment Income Earned Per Share:         $0.0288

                 Net Asset Value Per Share 3/31/97:           $9.44

                                     30 Day Yield*:            3.68%

 Divided by    One minus the Tax Rate of 31%:                  0.69
                                                            -------
 Equal               Tax Equivalent Yield **:                  5.33%

          Divided by one minus a tax rate of 34.48%:         0.6552
                                                            -------
 Equal                     Tax Equivalent Yield***:            5.62%

 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0288/$9.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 34.48%

               INVESTMENT PERFORMANCE -- EV CLASSIC MASSACHUSETTS
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 1, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      06/01/92      $1,229.62      $1,229.62      22.96%      4.37%         22.96%      4.37%
1 YEAR ENDED
  03/31/97        03/31/96      $1,027.04      $1,017.15      2.70%       2.70%         1.72%       1.72%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

            EV CLASSIC MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:       $21,172
 Plus                       Dividend Income Earned:
                                                          -------
 Equal                                Gross Income:       $21,172

 Minus                                    Expenses:       $ 6,737
                                                          -------
 Equal                       Net Investment Income:       $14,435

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       481,303
                                                          -------
 Equal      Net Investment Income Earned Per Share:       $0.0300

                 Net Asset Value Per Share 3/31/97:         $9.57

                                     30 Day Yield*:          3.79%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                          -------
 Equal                     Tax Equivalent Yield **:          5.49%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                           ------
 Equal                     Tax Equivalent Yield***:          6.24%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0300/9.57)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EV CLASSIC NEW YORK LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/29/92      $1,232.94      $1,232.94      23.29%      4.42%         23.29%      4.42%
1 YEAR ENDED
   03/31/97       03/31/96      $1,028.37      $1,018.46      2.84%       2.84%         1.85%       1.85%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

          EV CLASSIC NEW YORK LIMITED MATURITY MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:        $14,549
 Plus                       Dividend Income Earned:
                                                           -------
 Equal                                Gross Income:        $14,549

 Minus                                    Expenses:         $4,640
                                                           -------
 Equal                       Net Investment Income:         $9,909

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        328,223
                                                           -------
 Equal      Net Investment Income Earned Per Share:        $0.0302

                 Net Asset Value Per Share 3/31/97:          $9.52

                                     30 Day Yield*:          3.72%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                           -------
 Equal                     Tax Equivalent Yield **:          5.39%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                           -------
 Equal                     Tax Equivalent Yield***:          6.10%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0302/$9.53)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

               INVESTMENT PERFORMANCE -- EV CLASSIC PENNSYLVANIA
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 1, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      06/01/92      $1,247.51      $1,247.51      24.75%      4.69%         24.75%      4.69%
1 YEAR ENDED
  03/31/97        03/31/96      $1,029.29      $1,019.38      2.93%       2.93%         1.94%       1.94%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

            EV CLASSIC PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:     $26,171
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $26,171

 Minus                                    Expenses:      $8,314
                                                        -------
 Equal                       Net Investment Income:     $17,857

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     598,979
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0298

                 Net Asset Value Per Share 3/31/97:       $9.57

                                     30 Day Yield*:       3.77%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       5.46%

          Divided by one minus a tax rate of 40.25%:     0.5975
                                                        -------
 Equal                     Tax Equivalent Yield***:       6.31%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0298/$9.57)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 40.25%

                INVESTMENT PERFORMANCE -- EV MARATHON CALIFORNIA
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/29/92      $1,230.89      $1,230.89      23.09%      4.39%         23.09%      4.39%

1 YEAR ENDED
  03/31/97        03/31/96      $1,029.91      $1,000.21      2.99%       2.99%         0.02%       0.02%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

        EV MARATHON CALIFORNIA LIMITED MATURITY MUNICIPALS FUND - CLASS I
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:     $ 121,997
 Plus                       Dividend Income Earned:
                                                        ---------
 Equal                                Gross Income:     $ 121,997

 Minus                                    Expenses:     $  38,711
                                                        ---------
 Equal                       Net Investment Income:     $  83,286

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     2,706,258
                                                        ---------
 Equal      Net Investment Income Earned Per Share:     $  0.0308

                 Net Asset Value Per Share 3/31/97:     $    9.97

                                     30 Day Yield*:          3.73%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                        ---------
 Equal                     Tax Equivalent Yield **:          5.41%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                        ---------
 Equal                     Tax Equivalent Yield***:          6.01%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0308/$9.97)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

               INVESTMENT PERFORMANCE -- EV MARATHON CONNECTICUT
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 16, 1993 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      04/16/93      $1,143.59      $1,133.80      14.36%      3.45%         13.38%      3.22%

1 YEAR ENDED
  03/31/97        03/31/96      $1,032.10      $1,002.28      3.21%       3.21%         0.23%       0.23%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

        EV MARATHON CONNECTICUT LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:   $  48,349
 Plus                       Dividend Income Earned:
                                                      ---------
Equal                                Gross Income:    $  48,349

 Minus                                    Expenses:   $  13,540
                                                      ---------
 Equal                       Net Investment Income:   $  34,809

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   1,079,496
                                                      ---------
 Equal      Net Investment Income Earned Per Share:   $  0.0322

                 Net Asset Value Per Share 3/31/97:   $    9.77

                                     30 Day Yield*:        4.00%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                      ---------
 Equal                     Tax Equivalent Yield **:        5.80%

          Divided by one minus a tax rate of 34.11%:     0.6589
                                                      ---------
 Equal                     Tax Equivalent Yield***:        6.06%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0322/$9.78)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

 INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF FUND      05/29/92      $1,229.71      $1,229.71      22.97%      4.36%         22.97%      4.36%
1 YEAR ENDED
  03/31/97        03/31/96      $1,020.48      $991.04        2.05%       2.05%         -0.90%      -0.90%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

          EV MARATHON FLORIDA LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:        $ 232,796
 Plus                       Dividend Income Earned:
                                                           ---------
 Equal                                Gross Income:        $ 232,796

 Minus                                    Expenses:        $  70,259
                                                           ---------
 Equal                       Net Investment Income:        $ 162,537

 Divided by             Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        5,261,192
                                                           ---------
 Equal      Net Investment Income Earned Per Share:        $  0.0309

                 Net Asset Value Per Share 3/31/97:        $    9.98

                                     30 Day Yield*:             3.74%

 Divided by    One minus the Tax Rate of 31%:                   0.69
                                                           ---------
 Equal               Tax Equivalent Yield **:                   5.42%

          Divided by one minus a tax rate of 34.42%:          0.6558
                                                           ---------
 Equal                     Tax Equivalent Yield***:             5.70%

 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0309/$9.98)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 34.42%

              INVESTMENT PERFORMANCE -- EV MARATHON MASSACHUSETTS
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 1, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      06/01/92      $1,231.63      $1,231.63      23.16%      4.41%         23.16%      4.41%
1 YEAR ENDED
  03/31/97        03/31/96      $1,027.40      $997.73        2.74%       2.74%         -0.23%      -0.23%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

       EV MARATHON MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:      $198,392
 Plus                       Dividend Income Earned:
                                                           ------
 Equal                                Gross Income:      $198,392

 Minus                                    Expenses:       $59,595
                                                           ------
 Equal                       Net Investment Income:      $138,797

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     4,308,265
                                                           ------
 Equal      Net Investment Income Earned Per Share:       $0.0322

                 Net Asset Value Per Share 3/31/97:         $9.99

                                     30 Day Yield*:         3.90%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:         5.65%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                           ------
 Equal                     Tax Equivalent Yield***:         6.41%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0322/$9.99)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EV MARATHON MICHIGAN LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 16, 1993 through March 31, 1997 and for the 1 year period ended March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      04/16/93      $1,143.39      $1,133.65      14.34%      3.44%         13.36%      3.22%
1 YEAR ENDED
  03/31/97        03/31/96      $1,041.43      $1,011.43      4.14%       4.14%         1.14%       1.14%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

          EV MARATHON MICHIGAN LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:    $ 63,117
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $ 63,117

 Minus                                    Expenses:    $ 20,087
                                                       --------
 Equal                       Net Investment Income:    $ 43,030

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    1,398,150
                                                       --------
 Equal      Net Investment Income Earned Per Share:    $ 0.0308

                 Net Asset Value Per Share 3/31/97:    $   9.73

                                     30 Day Yield*:        3.83%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:        5.55%

          Divided by one minus a tax rate of 35.93%:     0.6407
                                                       --------
 Equal                     Tax Equivalent Yield***:        5.98%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0308/$9.73)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

                INVESTMENT PERFORMANCE -- EV MARATHON NEW JERSEY
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 1, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                        VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      06/01/92      $1,238.99      $1,238.99      23.90%      4.54%         23.90%      4.54%
1 YEAR ENDED
  03/31/97        03/31/96      $1,035.26      $1,005.38      3.53%       3.53%         0.54%       0.54%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

         EV MARATHON NEW JERSEY LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:  $  165,910
 Plus                       Dividend Income Earned:
                                                     ----------
 Equal                                Gross Income:  $  165,910

 Minus                                    Expenses:  $   52,689
                                                     ----------
 Equal                       Net Investment Income:  $  113,221

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   3,658,528
                                                     ----------
 Equal      Net Investment Income Earned Per Share:  $   0.0309

                 Net Asset Value Per Share 3/31/97:  $    10.07

                                     30 Day Yield*:        3.72%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                     ----------
 Equal                     Tax Equivalent Yield **:        5.39%

          Divided by one minus a tax rate of 35.40%:     0.6460
                                                     ----------
 Equal                     Tax Equivalent Yield***:        5.76%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0309/$10.07)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

INVESTMENT PERFORMANCE -- EV MARATHON NEW YORK LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/29/92      $1,235.56      $1,235.56      23.56%      4.47%         23.56%      4.47%
1 YEAR ENDED
  03/31/97        03/31/96      $1,027.93      $998.26        2.79%       2.79%         -0.17%      -0.17%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

          EV MARATHON NEW YORK LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:      $ 295,005
 Plus                       Dividend Income Earned:
                                                         ---------
 Equal                                Gross Income:      $ 295,005

 Minus                                    Expenses:      $  87,328
                                                         ---------
 Equal                       Net Investment Income:      $ 207,677

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      6,442,692
                                                         ---------
 Equal      Net Investment Income Earned Per Share:      $  0.0322

                 Net Asset Value Per Share 3/31/97:      $   10.04

                                     30 Day Yield*:           3.88%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                         ---------
 Equal                     Tax Equivalent Yield **:           5.62%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                         ---------
 Equal                     Tax Equivalent Yield***:           6.36%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0322/$10.04)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

  INVESTMENT PERFORMANCE -- EV MARATHON OHIO LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 16, 1993 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      04/16/93      $1,153.66      $1,143.84      15.37%      3.68%         14.38%      3.45%
1 YEAR ENDED
  03/31/97        03/31/96      $1,038.90      $1,008.96      3.89%       3.89%         0.90%       0.90%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

            EV MARATHON OHIO LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:       $119,965
 Plus                       Dividend Income Earned:
                                                         ---------
 Equal                                Gross Income:       $119,965

 Minus                                    Expenses:        $36,778
                                                         ---------
 Equal                       Net Investment Income:        $83,187

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      2,557,651
                                                         ---------
 Equal      Net Investment Income Earned Per Share:        $0.0325

                 Net Asset Value Per Share 3/31/97:          $9.82

                                     30 Day Yield*:          4.01%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                         ---------
 Equal                     Tax Equivalent Yield **:          5.81%

          Divided by one minus a tax rate of 35.76%:        0.6424
                                                         ---------
 Equal                     Tax Equivalent Yield***:          6.23%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0325/$9.82)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

               INVESTMENT PERFORMANCE -- EV MARATHON PENNSYLVANIA
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 1, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      06/01/92      $1,246.95      $1,246.95      24.70%      4.68%         24.70%      4.68%
1 YEAR ENDED
  03/31/97        03/31/96      $1,031.22      $1,001.49      3.12%       3.12%         0.15%       0.15%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

         EV MARATHON PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND-CLASS 1 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:    $166,573
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $166,573

 Minus                                    Expenses:    $ 49,649
                                                       --------
 Equal                       Net Investment Income:    $116,924

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    3,606,225
                                                       --------
 Equal      Net Investment Income Earned Per Share:    $ 0.0324

                 Net Asset Value Per Share 3/31/97:    $  10.10

                                     30 Day Yield*:        3.88%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:        5.62%

          Divided by one minus a tax rate of 40.05%:     0.5995
                                                       --------
 Equal                     Tax Equivalent Yield***:        6.47%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0324/$10.1)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 40.05%

              INVESTMENT PERFORMANCE -- EV TRADITIONAL CALIFORNIA
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/29/92      $977.44        $1,219.44      24.76%      4.68%         21.94%      4.18%
1 YEAR ENDED
  03/31/97        03/31/96      $977.71        $1,012.67      3.58%       3.58%         1.27%       1.27%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

           EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:       $12,841
 Plus                       Dividend Income Earned:
                                                          -------
 Equal                                Gross Income:       $12,841

 Minus                                    Expenses:       $ 2,781
                                                          -------
 Equal                       Net Investment Income:       $10,060

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       298,790
                                                          -------
 Equal      Net Investment Income Earned Per Share:       $0.0337

                 Net Asset Value Per Share 3/31/97:       $  9.78

                                     30 Day Yield*:          4.16%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                          -------
 Equal                     Tax Equivalent Yield **:          6.03%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                          -------
 Equal                     Tax Equivalent Yield***:          6.70%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0337/$9.78)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

              INVESTMENT PERFORMANCE -- EV TRADITIONAL CONNECTICUT
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 16, 1993 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      04/16/93      $977.43        $1,112.03      13.78%      3.31%         11.20%      2.72%
1 YEAR ENDED
  03/31/97        03/31/96      $977.62        $1,012.21      3.54%       3.54%         1.22%       1.22%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

           EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 3/31/97:

                            Interest Income Earned:     $ 5,977
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $ 5,977

 Minus                                    Expenses:     $ 1,171
                                                        -------
 Equal                       Net Investment Income:     $ 4,806

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     137,807
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0349

                 Net Asset Value Per Share 3/31/97:     $  9.75

                                     30 Day Yield*:        4.33%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:        6.28%

          Divided by one minus a tax rate of 34.11%:     0.6589
                                                         ------
 Equal                     Tax Equivalent Yield***:        6.57%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($9.75/$.0349)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

                INVESTMENT PERFORMANCE -- EV TRADITIONAL FLORIDA
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/29/92      $977.42        $1,225.07      25.34%      4.78%         22.51%      4.28%
1 YEAR ENDED
  03/31/97        03/31/96      $977.80        $1,006.13      2.90%       2.90%         0.61%       0.61%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

             EV TRADITIONAL FLORIDA LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earne          $16,767
 Plus                       Dividend Income Earned:
                                                           -------
 Equal                                Gross Incom          $16,767

 Minus                                    Expense           $2,782
                                                           -------
 Equal                       Net Investment Incom          $13,985

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend          380,941
                                                           -------
 Equal      Net Investment Income Earned Per Shar          $0.0367

                 Net Asset Value Per Share 3/31/9           $10.18

                                     30 Day Yield             4.37%

 Divided by    One minus the Tax Rate of 31%:                 0.69
                                                           -------
 Equal               Tax Equivalent Yield **:                 6.33%

          Divided by one minus a tax rate of 33.9           0.6606
                                                           -------
 Equal                     Tax Equivalent Yield**             6.62%

 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0367/$10.18)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 33.94%

               INVESTMENT PERFORMANCE -- EV TRADITIONAL MICHIGAN
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 16, 1993 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      04/16/93      $977.70        $1,121.23      14.72%      3.53%         12.12%      2.93%
1 YEAR ENDED
  03/31/97        03/31/96      $977.55        $1,024.28      4.78%       4.78%         2.43%       2.43%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

            EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:     $ 4,735
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $ 4,735

 Minus                                    Expenses:     $ 1,067
                                                        -------
 Equal                       Net Investment Income:     $ 3,668

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     108,089
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0339

                 Net Asset Value Per Share 3/31/97:     $  9.82

                                     30 Day Yield*:        4.18%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        6.06%

          Divided by one minus a tax rate of 35.93%:     0.6407
                                                        -------
 Equal                     Tax Equivalent Yield***:        6.52%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($9.82/$.0339)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

              INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW JERSEY
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from June 1, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      06/01/92      $977.03        $1,216.74      24.53%      4.65%         21.67%      4.15%
1 YEAR ENDED
  03/31/97        03/31/96      $977.75        $1,016.29      3.94%       3.94%         1.63%       1.63%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

           EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:     $ 4,823
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $ 4,823

 Minus                                    Expenses:     $ 1,446
                                                        -------
 Equal                       Net Investment Income:     $ 3,377

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     112,632
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0300

                 Net Asset Value Per Share 3/31/97:     $  9.84

                                     30 Day Yield*:        3.69%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        5.35%

          Divided by one minus a tax rate of 35.40%:     0.6460
                                                        -------
 Equal                     Tax Equivalent Yield***:        5.71%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0300/$9.84)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

               INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW YORK
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 29, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/29/92      $977.44        $1,242.74      27.14%      5.09%         24.27%      4.59%
1 YEAR ENDED
  03/31/97        03/31/96      $977.05        $1,012.04      3.58%       3.58%         1.20%       1.20%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

            EV TRADITIONAL NEW YORK LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:        $ 2,591
 Plus                       Dividend Income Earned:
                                                           -------
 Equal                                Gross Income:        $ 2,591

 Minus                                    Expenses:        $   367
                                                           -------
 Equal                       Net Investment Income:        $ 2,224

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         58,484
                                                           -------
 Equal      Net Investment Income Earned Per Share:        $0.0380

                 Net Asset Value Per Share 3/31/97:        $ 10.28

                                     30 Day Yield*:           4.48%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                           -------
 Equal                     Tax Equivalent Yield **:           6.49%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                           -------
 Equal                     Tax Equivalent Yield***:           7.34%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.038/$10.28)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

                 INVESTMENT PERFORMANCE -- EV TRADITIONAL OHIO
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 16, 1993 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      04/16/93      $977.54        $1,127.88      15.38%      3.68%         12.79%      3.09%
1 YEAR ENDED
  03/31/97        03/31/96      $977.62        $1,019.41      4.27%       4.27%         1.94%       1.94%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

              EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:        $13,171
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $13,171

 Minus                                    Expenses:         $3,305
                                                            ------
 Equal                       Net Investment Income:         $9,866

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        288,188
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0342

                 Net Asset Value Per Share 3/31/97:          $9.81

                                     30 Day Yield*:           4.22%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.12%

          Divided by one minus a tax rate of 35.76%:        0.6424
                                                            ------
 Equal                     Tax Equivalent Yield***:           6.57%

 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0342/$9.81)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

 INVESTMENT PERFORMANCE -- EV CLASSIC NATIONAL LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 22, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/22/92      $1,245.93      $1,245.93      24.59%      4.63%         24.59%      4.63%
1 YEAR ENDED
  03/31/97        03/31/96      $1,029.52      $1,019.62      2.95%       2.95%         1.96%       1.96%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

              EV CLASSIC NATIONAL LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:      $47,171
 Plus                       Dividend Income Earned:
                                                         -------
 Equal                                Gross Income:      $47,171

 Minus                                    Expenses:      $14,448
                                                         -------
 Equal                       Net Investment Income:      $32,723

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      989,542
                                                         -------
 Equal      Net Investment Income Earned Per Share:      $0.0331

                 Net Asset Value Per Share 3/31/97:      $  9.47

                                     30 Day Yield*:         4.23%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                         -------
 Equal                     Tax Equivalent Yield **:         6.13%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0331/$9.47)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 22, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 03/31/97    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/22/92      $1,255.25      $1,255.25      25.52%      4.79%         25.52%      4.79%
1 YEAR ENDED
  03/31/97        03/31/96      $1,033.04      $1,003.34      3.30%       3.30%         0.33%       0.33%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

          EV MARATHON NATIONAL LIMITED MATURITY MUNICIPALS FUND-CLASS 1
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:     $264,570
 Plus                       Dividend Income Earned:
                                                          ------
 Equal                                Gross Income:     $264,570

 Minus                                    Expenses:      $86,131
                                                          ------
 Equal                       Net Investment Income:     $178,439

 Divided by                   Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    5,205,646
                                                          ------
 Equal      Net Investment Income Earned Per Share:      $0.0343

                 Net Asset Value Per Share 3/31/97:       $10.07

                                     30 Day Yield*:        4.12%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                          ------
 Equal                     Tax Equivalent Yield **:        5.97%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0343/$10.07)+1)-1]

 ** Assuming a tax rate of 31%

               INVESTMENT PERFORMANCE -- EV TRADITIONAL NATIONAL
                        LIMITED MATURITY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 22, 1992 through March 31, 1997 and for the 1 year period ended March 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 03/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF FUND      05/22/92      $977.56        $1,254.72      28.35%      5.27%         25.47%      4.78%
1 YEAR ENDED
  03/31/97        03/31/96      $977.42        $1,016.66      4.02%       4.02%         1.67%       1.67%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 2.25%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 2.25%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 2.25%.

            EV TRADITIONAL NATIONAL LIMITED MATURITY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 3/31/97:

                            Interest Income Earned:      $36,512
 Plus                       Dividend Income Earned:
                                                          ------
 Equal                                Gross Income:      $36,512

 Minus                                    Expenses:       $8,830
                                                          ------
 Equal                       Net Investment Income:      $27,682

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      744,834
                                                          ------
 Equal      Net Investment Income Earned Per Share:      $0.0372

                 Net Asset Value Per Share 3/31/97:        $9.97

                                     30 Day Yield*:         4.52%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                          ------
 Equal                     Tax Equivalent Yield **:         6.55%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0372/$9.97)+1)-1]

 ** Assuming a tax rate of 31%